UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 30, 2015 (April 24, 2015)

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	Commission File Number	I.R.S. Employer Identification No.

Windstream Holdings, Inc.	Delaware	001-32422	46-2847717
Windstream Services, LLC	Delaware	001-36093	20-0792300

4001 Rodney Parham Road
Little Rock, Arkansas		72212
(Address of principal executive offices)		(Zip Code)

	(501) 748-7000
(Registrants' telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.
As previously announced in its Current Report on Form 8-K dated April 27, 2015, Windstream Holdings, Inc. (“Holdings”) has completed its plan to separate its business into two separate and independent publicly traded companies through the distribution of shares of common stock of Communications Sales & Leasing, Inc. (“CS&L”) to Holdings stockholders (the “Spin-Off”). The unaudited pro forma consolidated financial statements of Holdings giving effect to the Spin-Off required by Article 11 of Regulation S-X, and the related notes thereto, are attached hereto as Exhibit 99.1.

(d)	Exhibits.
The following exhibits are filed with this report:

Exhibit Number	Description

99.1	Pro Forma Financial Information

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINDSTREAM HOLDINGS, INC.		WINDSTREAM SERVICES, LLC

By:	/s/ John P. Fletcher	By:	/s/ John P. Fletcher
Name:	John P. Fletcher	Name:	John P. Fletcher
Title:	Executive Vice President and General Counsel	Title:	Executive Vice President and General Counsel

April 30, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Pro Forma Financial Information